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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  June 6, 1996



                                  SERAGEN, INC.
             (Exact name of registrant as specified in its charter)


  DELAWARE                     0-19855                    04-2662345
- ---------------              ------------                -------------------
(State or other              (Commission                 (IRS Employer
jurisdiction of              File Number)                Identification No.)
incorporation)


                 97 SOUTH STREET, HOPKINTON, MASSACHUSETTS 01748
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (508) 435-2331
                                                     ---------------

                            Exhibit Index on page 4.



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ITEM 5.  OTHER EVENTS.
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         On June 6, 1996, the Registrant publicly disseminated a press release announcing that it has raised gross proceeds of $4 million (approximately $3.8 million net of offering fees and costs) through the sale of 4,000 shares of Series A convertible preferred stock to institutional investors outside the United States. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)      Exhibits.

         99.1     The Registrant's Press Release dated June 6, 1996.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SERAGEN, INC.
                                           ------------------
                                           (Registrant)




Date:  June 14, 1996                       /s/ Thomas N. Konatich
                                           ------------------------------
                                           Thomas N. Konatich
                                           Vice President for Finance and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX
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Exhibit                                                            Sequential
Number                     Description                             Page Number
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99.1                       The Registrant's Press Release              5
                           dated June 6, 1996


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